                                                             SUB-ITEM 77Q(1)(E)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST

       on behalf of the Funds listed in
       the Exhibits to this Memorandum
       of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
               --------------------------

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
               --------------------------
                                                           as of April 30, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%        July 1, 2013       June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2013       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2013       June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2013       June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2013       June 30, 2014
   Class R6 Shares                       Contractual     1.75%        July 1, 2013       June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2013       June 30, 2014

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012       June 30, 2014
   Class B Shares                        Contractual     2.00%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     2.00%        July 1, 2012       June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012       June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.75%        June 6, 2011     December 31, 2013
   Class B Shares                        Contractual     1.50%        June 6, 2011     December 31, 2013
   Class C Shares                        Contractual     1.50%        June 6, 2011     December 31, 2013
   Class R Shares                        Contractual     1.00%        June 6, 2011     December 31, 2013
   Class R5 Shares                       Contractual     0.50%        June 6, 2011     December 31, 2013
   Class R6 Shares                       Contractual     0.50%     September 24, 2012  December 31, 2013
   Class Y Shares                        Contractual     0.50%        June 6, 2011     December 31, 2013

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%      January 1, 2014    December 31, 2014
   Class B Shares                        Contractual     1.59%      January 1, 2014    December 31, 2014
   Class C Shares                        Contractual     1.59%      January 1, 2014    December 31, 2014
   Class R Shares                        Contractual     1.09%      January 1, 2014    December 31, 2014
   Class R5 Shares                       Contractual     0.59%      January 1, 2014    December 31, 2014
   Class R6 Shares                       Contractual     0.59%      January 1, 2014    December 31, 2014
   Class Y Shares                        Contractual     0.59%      January 1, 2014    December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%        July 1, 2012       June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2012       June 30, 2014

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012       June 30, 2014
   Class B Shares                        Contractual     2.25%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R Shares                        Contractual     1.75%        July 1, 2012       June 30, 2014
   Class R5 Shares                       Contractual     1.25%        July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual     1.25%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012       June 30, 2014

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%       April 14, 2006      June 30, 2014
   Class C Shares                        Contractual     2.00%       April 14, 2006      June 30, 2014
   Class R Shares                        Contractual     1.75%       April 14, 2006      June 30, 2014
   Class R5 Shares                       Contractual     1.25%       April 14, 2006      June 30, 2014
   Class R6 Shares                       Contractual     1.25%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.25%      October 3, 2008      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- ---------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                          Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                          Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual     1.75%        July 1, 2009     June 30, 2014
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                          Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                          Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual     1.75%        July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual     2.00%        July 1, 2012     June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                          Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                          Contractual     2.25%        July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2014
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2014
Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%       April 30, 2014    April 30, 2015
   Class C Shares                          Contractual     1.53%       April 30, 2014    April 30, 2015
   Class R Shares                          Contractual     1.03%       April 30, 2014    April 30, 2015
   Class R5 Shares                         Contractual     0.53%       April 30, 2014    April 30, 2015
   Class R6 Shares                         Contractual     0.53%       April 30, 2014    April 30, 2015
   Class Y Shares                          Contractual     0.53%       April 30, 2014    April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                               ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                  Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                 Contractual     1.75%     September 24, 2012  June 30, 2014
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2014
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%        July 1, 2013     June 30, 2014
   Class B Shares                  Contractual     2.75%        July 1, 2013     June 30, 2014
   Class C Shares                  Contractual     2.75%        July 1, 2013     June 30, 2014
   Class R Shares                  Contractual     2.25%        July 1, 2013     June 30, 2014
   Class R5 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2014
   Class R6 Shares                 Contractual     1.75%        July 1, 2013     June 30, 2014
   Class Y Shares                  Contractual     1.75%        July 1, 2013     June 30, 2014
   Investor Class Shares           Contractual     2.00%        July 1, 2013     June 30, 2014
Invesco Summit Fund
   Class A Shares                  Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                  Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                  Contractual     2.75%        July 1, 2009     June 30, 2014
   Class P Shares                  Contractual     1.85%        July 1, 2009     June 30, 2014
   Class R5 Shares                 Contractual     1.75%        July 1, 2009     June 30, 2014
   Class S Shares                  Contractual     1.90%     September 25, 2009  June 30, 2014
   Class Y Shares                  Contractual     1.75%        July 1, 2009     June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/                      EFFECTIVE DATE OF
FUND                                       VOLUNTARY    EXPENSE LIMITATION    CURRENT LIMIT     EXPIRATION DATE
----                                      ------------  ------------------  ------------------- ---------------
Invesco European Small Company Fund
   Class A Shares                         Contractual         2.25%            July 1, 2009     June 30, 2014
   Class B Shares                         Contractual         3.00%            July 1, 2009     June 30, 2014
   Class C Shares                         Contractual         3.00%            July 1, 2009     June 30, 2014
   Class Y Shares                         Contractual         2.00%            July 1, 2009     June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                         Contractual         2.25%            July 1, 2013     June 30, 2014
   Class B Shares                         Contractual         3.00%            July 1, 2013     June 30, 2014
   Class C Shares                         Contractual         3.00%            July 1, 2013     June 30, 2014
   Class R Shares                         Contractual         2.50%            July 1, 2013     June 30, 2014
   Class R5 Shares                        Contractual         2.00%            July 1, 2013     June 30, 2014
   Class Y Shares                         Contractual         2.00%            July 1, 2013     June 30, 2014
Invesco International Small Company Fund
   Class A Shares                         Contractual         2.25%            July 1, 2009     June 30, 2014
   Class B Shares                         Contractual         3.00%            July 1, 2009     June 30, 2014
   Class C Shares                         Contractual         3.00%            July 1, 2009     June 30, 2014
   Class R5 Shares                        Contractual         2.00%            July 1, 2009     June 30, 2014
   Class R6 Shares                        Contractual         2.00%         September 24, 2012  June 30, 2014
   Class Y Shares                         Contractual         2.00%            July 1, 2009     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Small Cap Equity Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2009       June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2009       June 30, 2014

                               AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Alternative Strategies Fund
   Class A Shares                        Contractual     0.82%     December 17, 2013   December 31, 2015
   Class C Shares                        Contractual     1.57%     December 17, 2013   December 31, 2015
   Class R Shares                        Contractual     1.07%     December 17, 2013   December 31, 2015
   Class R5 Shares                       Contractual     0.57%     December 17, 2013   December 31, 2015
   Class R6 Shares                       Contractual     0.57%     December 17, 2013   December 31, 2015
   Class Y Shares                        Contractual     0.57%     December 17, 2013   December 31, 2015
Invesco Balanced-Risk Retirement 2020
Fund
   Class A Shares                        Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                       Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                       Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                        Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                       Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                       Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                       Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                        Contractual     0.00%      November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2030
Fund
   Class A Shares                        Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                       Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                       Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                        Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                       Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                       Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                       Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                        Contractual     0.00%      November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2040
Fund
   Class A Shares                        Contractual     0.25%      November 4, 2009    April 30, 2015
   Class AX Shares                       Contractual     0.25%     February 12, 2010    April 30, 2015
   Class B Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class C Shares                        Contractual     1.00%      November 4, 2009    April 30, 2015
   Class CX Shares                       Contractual     1.00%     February 12, 2010    April 30, 2015
   Class R Shares                        Contractual     0.50%      November 4, 2009    April 30, 2015
   Class R5 Shares                       Contractual     0.00%      November 4, 2009    April 30, 2015
   Class R6 Shares                       Contractual     0.00%     September 24, 2012   April 30, 2015
   Class RX Shares                       Contractual     0.50%     February 12, 2010    April 30, 2015
   Class Y Shares                        Contractual     0.00%      November 4, 2009    April 30, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                     ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement 2050
Fund
   Class A Shares                        Contractual     0.25%      November 4, 2009   April 30, 2015
   Class AX Shares                       Contractual     0.25%     February 12, 2010   April 30, 2015
   Class B Shares                        Contractual     1.00%      November 4, 2009   April 30, 2015
   Class C Shares                        Contractual     1.00%      November 4, 2009   April 30, 2015
   Class CX Shares                       Contractual     1.00%     February 12, 2010   April 30, 2015
   Class R Shares                        Contractual     0.50%      November 4, 2009   April 30, 2015
   Class R5 Shares                       Contractual     0.00%      November 4, 2009   April 30, 2015
   Class R6 Shares                       Contractual     0.00%     September 24, 2012  April 30, 2015
   Class RX Shares                       Contractual     0.50%     February 12, 2010   April 30, 2015
   Class Y Shares                        Contractual     0.00%      November 4, 2009   April 30, 2015
Invesco Balanced-Risk Retirement Now
Fund
   Class A Shares                        Contractual     0.25%      November 4, 2009   April 30, 2015
   Class AX Shares                       Contractual     0.25%     February 12, 2010   April 30, 2015
   Class B Shares                        Contractual     1.00%      November 4, 2009   April 30, 2015
   Class C Shares                        Contractual     1.00%      November 4, 2009   April 30, 2015
   Class CX Shares                       Contractual     1.00%     February 12, 2010   April 30, 2015
   Class R Shares                        Contractual     0.50%      November 4, 2009   April 30, 2015
   Class R5 Shares                       Contractual     0.00%      November 4, 2009   April 30, 2015
   Class R6 Shares                       Contractual     0.00%     September 24, 2012  April 30, 2015
   Class RX Shares                       Contractual     0.50%     February 12, 2010   April 30, 2015
   Class Y Shares                        Contractual     0.00%      November 4, 2009   April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                        Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares                        Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.25%        July 1, 2012     June 30, 2014
   Class R6 Shares                       Contractual     1.25%     September 24, 2012  June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Global Low Volatility Equity
Yield Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009     June 30, 2014
   Class R Shares                        Contractual     2.50%        July 1, 2009     June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2009     June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                        Contractual     2.00%        July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2012     June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2012     June 30, 2014
   Class S Shares                        Contractual     1.90%        July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2012     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                     ------------  ----------  ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares                        Contractual     0.25%        May 1, 2012      April 30, 2015
   Class B Shares                        Contractual     1.00%        May 1, 2012      April 30, 2015
   Class C Shares                        Contractual     1.00%        May 1, 2012      April 30, 2015
   Class R Shares                        Contractual     0.50%        May 1, 2012      April 30, 2015
   Class R5 Shares                       Contractual     0.00%        May 1, 2012      April 30, 2015
   Class Y Shares                        Contractual     0.00%        May 1, 2012      April 30, 2015
Invesco International Allocation Fund
   Class A Shares                        Contractual     2.25%        May 1, 2012      June 30, 2014
   Class B Shares                        Contractual     3.00%        May 1, 2012      June 30, 2014
   Class C Shares                        Contractual     3.00%        May 1, 2012      June 30, 2014
   Class R Shares                        Contractual     2.50%        May 1, 2012      June 30, 2014
   Class R5 Shares                       Contractual     2.00%        May 1, 2012      June 30, 2014
   Class Y Shares                        Contractual     2.00%        May 1, 2012      June 30, 2014
Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2009     June 30, 2014
Invesco Moderate Allocation Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R Shares                        Contractual     1.75%        July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.25%        July 1, 2012     June 30, 2014
   Class S Shares                        Contractual     1.40%        July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012     June 30, 2014
Invesco Multi-Asset Inflation Fund
   Class A Shares                        Contractual     0.73%       April 30, 2014    April 30, 2015
   Class C Shares                        Contractual     1.48%       April 30, 2014    April 30, 2015
   Class R Shares                        Contractual     0.98%       April 30, 2014    April 30, 2015
   Class Y Shares                        Contractual     0.48%       April 30, 2014    April 30, 2015
   Class R5 Shares                       Contractual     0.48%       April 30, 2014    April 30, 2015
   Class R6 Shares                       Contractual     0.48%       April 30, 2014    April 30, 2015
Invesco Small Cap Growth Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009     June 30, 2014
   Class B Shares                        Contractual     2.75%        July 1, 2009     June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2009     June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2009     June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2009     June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012  June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2009     June 30, 2014
   Investor Class Shares                 Contractual     2.00%        July 1, 2009     June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012     June 30, 2014
   Class B Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class C Shares                        Contractual     2.25%        July 1, 2012     June 30, 2014
   Class R5 Shares                       Contractual     1.25%        July 1, 2012     June 30, 2014
   Class Y Shares                        Contractual     1.25%        July 1, 2012     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30, 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
Invesco European Growth Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30, 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30. 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R Shares                        Contractual     2.50%        July 1, 2009       June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
   Investor Class Shares                 Contractual     2.25%        July 1, 2009       June 30, 2014
Invesco Global Growth Fund
   Class A Shares                        Contractual     2.25%      January 1, 2013      June 30, 2014
   Class B Shares                        Contractual     3.00%      January 1, 2013      June 30. 2014
   Class C Shares                        Contractual     3.00%      January 1, 2013      June 30, 2014
   Class R5 Shares                       Contractual     2.00%      January 1, 2013      June 30, 2014
   Class R6 Shares                       Contractual     2.00%      January 1, 2013      June 30, 2014
   Class Y Shares                        Contractual     2.00%      January 1, 2013      June 30, 2014
Invesco Global Opportunities Fund
   Class A Shares                        Contractual     1.36%       August 1, 2012    February 28, 2015
   Class C Shares                        Contractual     2.11%       August 1, 2012    February 28, 2015
   Class R Shares                        Contractual     1.61%       August 1, 2012    February 28, 2015
   Class R5 Shares                       Contractual     1.11%       August 1, 2012    February 28, 2015
   Class R6 Shares                       Contractual     1.11%     September 24, 2012  February 28, 2015
   Class Y Shares                        Contractual     1.11%       August 1, 2012    February 28, 2015
Invesco Global Small & Mid Cap Growth
Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30. 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2009       June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30. 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R Shares                        Contractual     2.50%        July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2009       June 30, 2014
   Class R6 Shares                       Contractual     2.00%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
   Investor Class Shares                 Contractual     2.25%        July 1, 2009       June 30, 2014
Invesco International Growth Fund
   Class A Shares                        Contractual     2.25%        July 1, 2013       June 30, 2014
   Class B Shares                        Contractual     3.00%        July 1, 2013       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2013       June 30, 2014
   Class R Shares                        Contractual     2.50%        July 1, 2013       June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2013       June 30, 2014
   Class R6 Shares                       Contractual     2.00%        July 1, 2013       June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2013       June 30, 2014
Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%       August 1, 2012    February 28, 2015
   Class C Shares                        Contractual     2.26%       August 1, 2012    February 28, 2015
   Class R Shares                        Contractual     1.76%       August 1, 2012    February 28, 2015
   Class R5 Shares                       Contractual     1.26%       August 1, 2012    February 28, 2015
   Class R6 Shares                       Contractual     1.26%     September 24, 2012  February 28, 2015
   Class Y Shares                        Contractual     1.26%       August 1, 2012    February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                        Contractual     1.62%     December 17, 2013   December 31, 2015
   Class C Shares                        Contractual     2.37%     December 17, 2013   December 31, 2015
   Class R Shares                        Contractual     1.87%     December 17, 2013   December 31, 2015
   Class R5 Shares                       Contractual     1.37%     December 17, 2013   December 31, 2015
   Class R6 Shares                       Contractual     1.37%     December 17, 2013   December 31, 2015
   Class Y Shares                        Contractual     1.37%     December 17, 2013   December 31, 2015
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                        Contractual     2.00%        July 1, 2012       June 30. 2014
   Class B Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2012       June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2012       June 30, 2014
Invesco Balanced-Risk Commodity
Strategy Fund/4/
   Class A Shares                        Contractual     1.22%     November 29, 2010     June 30. 2014
   Class B Shares                        Contractual     1.97%     November 29, 2010     June 30, 2014
   Class C Shares                        Contractual     1.97%     November 29, 2010     June 30, 2014
   Class R Shares                        Contractual     1.47%     November 29, 2010     June 30, 2014
   Class R5 Shares                       Contractual     0.97%     November 29, 2010     June 30, 2014
   Class R6 Shares                       Contractual     0.97%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     0.97%     November 29, 2010     June 30, 2014
Invesco China Fund
   Class A Shares                        Contractual     2.25%        July 1, 2009       June 30, 2014
   Class B Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2009       June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2009       June 30, 2014
Invesco Developing Markets Fund
   Class A Shares                        Contractual     2.25%        July 1, 2012       June 30. 2014
   Class B Shares                        Contractual     3.00%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     3.00%        July 1, 2012       June 30, 2014
   Class R5 Shares                       Contractual     2.00%        July 1, 2012       June 30, 2014
   Class R6 Shares                       Contractual     2.00%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     2.00%        July 1, 2012       June 30, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                        Contractual     1.85%        May 11, 2011     February 28, 2015
   Class C Shares                        Contractual     2.60%        May 11, 2011     February 28, 2015
   Class R Shares                        Contractual     2.10%        May 11, 2011     February 28, 2015
   Class R5 Shares                       Contractual     1.60%        May 11, 2011     February 28, 2015
   Class R6 Shares                       Contractual     1.60%     September 24, 2012  February 28, 2015
   Class Y Shares                        Contractual     1.60%        May 11, 2011     February 28, 2015
Invesco Emerging Market Local Currency
Debt Fund
   Class A Shares                        Contractual     1.24%       June 14, 2010     February 28, 2015
   Class B Shares                        Contractual     1.99%       June 14, 2010     February 28, 2015
   Class C Shares                        Contractual     1.99%       June 14, 2010     February 28, 2015
   Class R Shares                        Contractual     1.49%       June 14, 2010     February 28, 2015
   Class Y Shares                        Contractual     0.99%       June 14, 2010     February 28, 2015
   Class R5 Shares                       Contractual     0.99%       June 14, 2010     February 28, 2015
   Class R6 Shares                       Contractual     0.99%     September 24, 2012  February 28, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco Endeavor Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009       June 30. 2014
   Class B Shares                        Contractual     2.75%        July 1, 2009       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2009       June 30, 2014
   Class R Shares                        Contractual     2.25%        July 1, 2009       June 30, 2014
   Class R5 Shares                       Contractual     1.75%        July 1, 2009       June 30, 2014
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2009       June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                        Contractual     2.00%        July 1, 2012       June 30. 2014
   Class B Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class C Shares                        Contractual     2.75%        July 1, 2012       June 30, 2014
   Class Y Shares                        Contractual     1.75%        July 1, 2012       June 30, 2014
   Investor Class Shares                 Contractual     2.00%        July 1, 2012       June 30, 2014
Invesco Global Infrastructure Fund
   Class A Shares                        Contractual     1.40%        May 2, 2014        May 31, 2015
   Class C Shares                        Contractual     2.15%        May 2, 2014        May 31, 2015
   Class R Shares                        Contractual     1.65%        May 2, 2014        May 31, 2015
   Class Y Shares                        Contractual     1.15%        May 2, 2014        May 31, 2015
   Class R5 Shares                       Contractual     1.15%        May 2, 2014        May 31, 2015
   Class R6 Shares                       Contractual     1.15%        May 2, 2014        May 31, 2015
Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual     2.25%      August 28, 2013    December 16, 2013
   Class C Shares                        Contractual     3.00%      August 28, 2013    December 16, 2013
   Class R Shares                        Contractual     2.50%      August 28, 2013    December 16, 2013
   Class R5 Shares                       Contractual     2.00%      August 28, 2013    December 16, 2013
   Class R6 Shares                       Contractual     2.00%      August 28, 2013    December 16, 2013
   Class Y Shares                        Contractual     2.00%      August 28, 2013    December 16, 2013
Invesco Global Markets Strategy Fund/5/
   Class A Shares                        Contractual     1.80%     December 17, 2013   February 28, 2015
   Class C Shares                        Contractual     2.55%     December 17, 2013   February 28, 2015
   Class R Shares                        Contractual     2.05%     December 17, 2013   February 28, 2015
   Class R5 Shares                       Contractual     1.55%     December 17, 2013   February 28, 2015
   Class R6 Shares                       Contractual     1.55%     December 17, 2013   February 28, 2015
   Class Y Shares                        Contractual     1.55%     December 17, 2013   February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                        Contractual     1.62%     December 17, 2013   December 31, 2015
   Class C Shares                        Contractual     2.37%     December 17, 2013   December 31, 2015
   Class R Shares                        Contractual     1.87%     December 17, 2013   December 31, 2015
   Class R5 Shares                       Contractual     1.37%     December 17, 2013   December 31, 2015
   Class R6 Shares                       Contractual     1.37%     December 17, 2013   December 31, 2015
   Class Y Shares                        Contractual     1.37%     December 17, 2013   December 31, 2015
Invesco Global Targeted Returns Fund/6/
   Class A Shares                        Contractual     1.71%     December 17, 2013   December 31, 2015
   Class C Shares                        Contractual     2.46%     December 17, 2013   December 31, 2015
   Class R Shares                        Contractual     1.96%     December 17, 2013   December 31, 2015
   Class R5 Shares                       Contractual     1.46%     December 17, 2013   December 31, 2015
   Class R6 Shares                       Contractual     1.46%     December 17, 2013   December 31, 2015
   Class Y Shares                        Contractual     1.46%     December 17, 2013   December 31, 2015

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%       March 31, 2006 February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015
Invesco MLP Fund
   Class A Shares                             Contractual     1.50%      May 2, 2014       May 31, 2015
   Class C Shares                             Contractual     2.25%      May 2, 2014       May 31, 2015
   Class R Shares                             Contractual     1.75%      May 2, 2014       May 31, 2015
   Class R5 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class R6 Shares                            Contractual     1.25%      May 2, 2014       May 31, 2015
   Class Y Shares                             Contractual     1.25%      May 2, 2014       May 31, 2015
Invesco Macro international Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%      July 1, 2012      June 30. 2014
   Class B Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class C Shares                             Contractual     3.00%      July 1, 2012      June 30, 2014
   Class R Shares                             Contractual     2.50%      July 1, 2012      June 30, 2014
   Class R5 Shares                            Contractual     2.00%      July 1, 2012      June 30, 2014
   Class Y Shares                             Contractual     2.00%      July 1, 2012      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                    ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                       Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                       Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                       Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares                      Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares                      Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                       Contractual     0.64%   December 13, 2011  February 28, 2015
Invesco Select Companies Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009      June 30. 2014
   Class B Shares                       Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                       Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                       Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                      Contractual     1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                       Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco Strategic Income Fund
   Class A Shares                       Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                       Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                       Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                       Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares                      Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares                      Contractual     0.57%      May 2, 2014       May 31, 2015

               AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                    ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012      June 30, 2014
   Class B Shares                       Contractual     2.25%      July 1, 2012      June 30, 2014
   Class C Shares                       Contractual     2.25%      July 1, 2012      June 30, 2014
   Class R Shares                       Contractual     1.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2012      June 30, 2014
   Class R6 Shares                      Contractual     1.25%   September 24, 2012   June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2012      June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                       Contractual     2.00%      July 1, 2009      June 30, 2014
   Class B Shares                       Contractual     2.75%      July 1, 2009      June 30, 2014
   Class C Shares                       Contractual     2.75%      July 1, 2009      June 30, 2014
   Class R Shares                       Contractual     2.25%      July 1, 2009      June 30, 2014
   Class R5 Shares                      Contractual     1.75%      July 1, 2009      June 30, 2014
   Class R6 Shares                      Contractual     1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                       Contractual     1.75%      July 1, 2009      June 30, 2014
Invesco High Yield Fund
   Class A Shares                       Contractual     1.50%      July 1, 2013      June 30, 2014
   Class B Shares                       Contractual     2.25%      July 1, 2013      June 30, 2014
   Class C Shares                       Contractual     2.25%      July 1, 2013      June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2013      June 30, 2014
   Class R6 Shares                      Contractual     1.25%      July 1, 2013      June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2013      June 30, 2014
   Investor Class Shares                Contractual     1.50%      July 1, 2013      June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%      July 1, 2012      June 30, 2014
   Class A2 Shares                      Contractual     1.40%      July 1, 2012      June 30, 2014
   Class R5 Shares                      Contractual     1.25%      July 1, 2012      June 30, 2014
   Class Y Shares                       Contractual     1.25%      July 1, 2012      June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                              CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                           VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                          ------------ ----------  ------------------ -------------

Invesco Municipal Bond Fund
   Class A Shares             Contractual      1.50%      July 1, 2012    June 30, 2014
   Class B Shares             Contractual      2.25%      July 1, 2012    June 30, 2014
   Class C Shares             Contractual      2.25%      July 1, 2012    June 30, 2014
   Class Y Shares             Contractual      1.25%      July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual      1.50%      July 1, 2012    June 30, 2014
Invesco Real Estate Fund
   Class A Shares             Contractual      2.00%      July 1, 2012    June 30, 2014
   Class B Shares             Contractual      2.75%      July 1, 2012    June 30, 2014
   Class C Shares             Contractual      2.75%      July 1, 2012    June 30, 2014
   Class R Shares             Contractual      2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares            Contractual      1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares            Contractual      1.75%   September 24, 2012 June 30, 2014
   Class Y Shares             Contractual      1.75%      July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual      2.00%      July 1, 2012    June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares             Contractual      1.40%      July 1, 2013    June 30, 2014
   Class C Shares             Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares             Contractual      1.75%      July 1, 2013    June 30, 2014
   Class R5 Shares            Contractual      1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares            Contractual      1.25%      July 1, 2013    June 30, 2014
   Class Y Shares             Contractual      1.25%      July 1, 2013    June 30, 2014
Invesco U.S. Government Fund
   Class A Shares             Contractual      1.50%      July 1, 2012    June 30, 2014
   Class B Shares             Contractual      2.25%      July 1, 2012    June 30, 2014
   Class C Shares             Contractual      2.25%      July 1, 2012    June 30, 2014
   Class R Shares             Contractual      1.75%      July 1, 2012    June 30, 2014
   Class R5 Shares            Contractual      1.25%      July 1, 2012    June 30, 2014
   Class Y Shares             Contractual      1.25%      July 1, 2012    June 30, 2014
   Investor Class Shares      Contractual      1.50%      July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                         ------------ ---------- ------------------ -------------

Invesco American Value Fund
   Class A Shares            Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares            Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares           Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2013    June 30, 2014
Invesco Comstock Fund
   Class A Shares            Contractual     2.00%      July 1, 2012    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2012    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2012    June 30, 2014
   Class R Shares            Contractual     2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2012    June 30, 2014
   Class R6 Shares           Contractual     1.75%   September 24, 2012 June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2012    June 30, 2014
Invesco Energy Fund
   Class A Shares            Contractual     2.00%      July 1, 2009    June 30, 2014
   Class B Shares            Contractual     2.75%      July 1, 2009    June 30, 2014
   Class C Shares            Contractual     2.75%      July 1, 2009    June 30, 2014
   Class R5 Shares           Contractual     1.75%      July 1, 2009    June 30, 2014
   Class Y Shares            Contractual     1.75%      July 1, 2009    June 30, 2014
   Investor Class Shares     Contractual     2.00%      July 1, 2009    June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                    Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares             Contractual     1.10%   February 6, 2013  August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2014
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013    July 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013    July 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013    July 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013    July 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013    July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014
Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2014
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2014
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2014
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2014
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2014
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2014

                         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                   CONTRACTUAL/                      EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY    EXPENSE LIMITATION   CURRENT LIMIT         DATE
----                               ------------  ------------------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                  Contractual         1.50%           July 1, 2012     June 30, 2014
   Class B Shares                  Contractual         2.25%           July 1, 2012     June 30, 2014
   Class C Shares                  Contractual         2.25%           July 1, 2012     June 30, 2014
   Class R5 Shares                 Contractual         1.25%           July 1, 2012     June 30, 2014
   Class Y Shares                  Contractual         1.25%           July 1, 2012     June 30, 2014

See page 16 for footnotes to Exhibit A.

                                                           as of April 30, 2014


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                 Contractual     0.80%     July 1, 2013      June 30, 2014
   Class B Shares                                 Contractual     1.55%     July 1, 2013      June 30, 2014
   Class C Shares                                 Contractual     1.55%     July 1, 2013      June 30, 2014
   Class Y Shares                                 Contractual     0.55%     July 1, 2013      June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2013      June 30, 2014
   Class B Shares                                 Contractual     2.25%     July 1, 2013      June 30, 2014
   Class C Shares                                 Contractual     2.25%     July 1, 2013      June 30, 2014
   Class Y Shares                                 Contractual     1.25%     July 1, 2013      June 30, 2014
   Investor Class                                 Contractual     1.50%    July 15, 2013      June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2014
   Class B Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2014
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2014
Invesco Tax-Free Intermediate Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2014
   Class A2 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2014
   Class C Shares                                 Contractual     2.25%    June 30, 2013      June 30, 2014
   Class R5 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2014
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2014

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                           as of April 30, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2014
STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2014
Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2014
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of April 30, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                        ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise
Fund
   Series I Shares                          Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                         Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                          Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                         Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Balanced-Risk
Allocation Fund/1/
   Series I Shares                          Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                         Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Balanced-Risk
Allocation Fund/1/
   Series I Shares                          Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                         Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                          Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                         Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                          Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                         Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Dividend
Fund
   Series I Shares                          Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                         Contractual     2.25%     May 1, 2013     June 30, 2014
Invesco V.I. Diversified Income
Fund
   Series I Shares                          Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                         Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                          Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                         Contractual     2.25%     July 1, 2012    June 30, 2014
Invesco V.I. Equity and Income
Fund
   Series I Shares                          Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                         Contractual     1.75%     July 1, 2012    June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of April 30, 2014

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT   EXPIRATION DATE
----                                ------------ ---------- ----------------- ---------------
Invesco V.I. Global Core Equity
Fund
   Series I Shares                  Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                 Contractual     2.50%     July 1, 2012    June 30, 2014

Invesco V.I. Global Health Care
Fund
   Series I Shares                  Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares                 Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Global Real Estate
Fund
   Series I Shares                  Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares                 Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Government Securities
Fund
   Series I Shares                  Contractual     1.50%     May 1, 2013     June 30, 2014
   Series II Shares                 Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. Growth and Income
Fund
   Series I Shares                  Contractual     0.78%     May 1. 2013     April 30, 2015
   Series II Shares                 Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                  Contractual     0.80%     May 2, 2011     April 30, 2014
   Series II Shares                 Contractual     1.05%     May 2, 2011     April 30, 2014

Invesco V.I. International Growth
Fund
   Series I Shares                  Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                 Contractual     2.50%     July 1, 2012    June 30, 2014

Invesco V.I. Mid Cap Core Equity
Fund
   Series I Shares                  Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares                 Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                  Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                 Contractual     1.34%     July 1, 2012    June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                  Contractual     1.50%     May 1. 2013     June 30, 2014
   Series II Shares                 Contractual     1.75%     May 1, 2013     June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                  Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                 Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                  Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares                 Contractual     2.25%     May 1, 2013     June 30, 2014

                                                           as of April 30, 2014


                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT   EXPIRATION DATE
----                              ------------ ---------- ----------------- ---------------
Invesco V.I. Technology Fund
   Series I Shares                Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares               Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                Contractual     2.00%     May 1, 2012     June 30, 2014
   Series II Shares               Contractual     2.25%     May 1, 2012     June 30, 2014

Invesco V.I. Managed Volatility
Fund*
   Series I Shares                Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares               Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Value Opportunities
Fund
   Series I Shares                Contractual     2.00%     May 1. 2013     June 30, 2014
   Series II Shares               Contractual     2.25%     May 1, 2013     June 30, 2014

/*/ The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                           as of April 30, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                             INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%   August 27, 2012   August 31, 2014

                                INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                                 INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                             SUB-ITEM 77Q(1)(E)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

        Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

         AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
         AIM FUNDS GROUP (INVESCO FUNDS GROUP)
         AIM GROWTH SERIES (INVESCO GROWTH SERIES)
         AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
         AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
         AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
         INVESCO QUALITY MUNICIPAL INCOME TRUST
         INVESCO SECURITIES TRUST
         INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                                    EXPIRATION
   SERIES TRUST)                    WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
 Invesco Strategic    Invesco will waive advisory fees in an amount
 Real Return Fund          equal to the advisory fees earned on
                            underlying affiliated investments          4/30/2014      04/30/2015

  AIM INVESTMENT
  FUNDS (INVESCO                                                                      EXPIRATION
 INVESTMENT FUNDS                   WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
 Invesco Global       Invesco will waive advisory fees in an amount
 Targeted Returns          equal to the advisory fees earned on
 Fund                       underlying affiliated investments          12/17/2013     12/31/2015

 Invesco Strategic    Invesco will waive advisory fees in an amount
 Income Fund               equal to the advisory fees earned on
                            underlying affiliated investments           5/2/2014      05/31/2015

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                                  EXPIRATION
   SERIES TRUST)                    WAIVER DESCRIPTION                EFFECTIVE DATE    DATE
--------------------  ----------------------------------------------- --------------  -----------
 Premier Portfolio    Invesco will waive advisory fees in the amount    2/1/2011      12/31/2014
                      of 0.07% of the Fund's average daily net
                      assets

 Premier U.S.         Invesco will waive advisory fees in the amount    2/1/2011      12/31/2014
 Government Money     of 0.07% of the Fund's average daily net
 Portfolio            assets

                                  EXHIBIT "B"

             AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                         EFFECTIVE DATE     COMMITTED UNTIL
---------                                        ------------------ ------------------
Invesco American Franchise Fund                  February 12, 2010  December 31, 2014
Invesco California Tax-Free Income Fund          February 12, 2010  December 31, 2014
Invesco Core Plus Bond Fund                        June 2, 2009     December 31, 2014
Invesco Equally-Weighted S&P 500 Fund            February 12, 2010  December 31, 2014
Invesco Equity and Income Fund                   February 12, 2010  December 31, 2014
Invesco Floating Rate Fund                         July 1, 2007     December 31, 2014
Invesco Global Real Estate Income Fund             July 1, 2007     December 31, 2014
Invesco Growth and Income Fund                   February 12, 2010  December 31, 2014
Invesco Low Volatility Equity Yield Fund           July 1, 2007     December 31, 2014
Invesco Pennsylvania Tax Free Income Fund        February 12, 2010  December 31, 2014
Invesco S&P 500 Index Fund                       February 12, 2010  December 31, 2014
Invesco Small Cap Discovery Fund                 February 12, 2010  December 31, 2014
Invesco Strategic Real Return Fund                April 30, 2014     April 30, 2015

                       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE     COMMITTED UNTIL
---------                                        ------------------ ------------------
Invesco Charter Fund                               July 1, 2007     February 28, 2015
Invesco Diversified Dividend Fund                  July 1, 2007     February 28, 2015
Invesco Summit Fund                                July 1, 2007     February 28, 2015

                        AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                             ------------------ ------------------
Invesco European Small Company Fund                July 1, 2007      April 30, 2015
Invesco Global Core Equity Fund                    July 1, 2007      April 30, 2015
Invesco International Small Company Fund           July 1, 2007      April 30, 2015
Invesco Small Cap Equity Fund                      July 1, 2007      April 30, 2015

                      AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                             ------------------ ------------------
Invesco Convertible Securities Fund              February 12, 2010   April 30, 2015
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007      April 30, 2015
Invesco Mid Cap Core Equity Fund                   July 1, 2007      April 30, 2015
Invesco Multi-Asset Inflation Fund                April 30, 2014     April 30, 2015
Invesco Small Cap Growth Fund                      July 1, 2007      April 30, 2015
Invesco U.S. Mortgage Fund                       February 12, 2010   April 30, 2015

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
 ----                                   ------------------- ------------------
 Invesco Asia Pacific Growth Fund          July 1, 2007     February 28, 2015
 Invesco European Growth Fund              July 1, 2007     February 28, 2015
 Invesco Global Growth Fund                July 1, 2007     February 28, 2015
 Invesco Global Opportunities Fund        August 3, 2012    February 28, 2015
 Invesco Global Small & Mid Cap Growth
 Fund                                      July 1, 2007     February 28, 2015
 Invesco International Core Equity Fund    July 1, 2007     February 28, 2015
 Invesco International Growth Fund         July 1, 2007     February 28, 2015
 Invesco Select Opportunities Fund        August 3, 2012    February 28, 2015

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
 ----                                   ------------------- ------------------
 Invesco All Cap Market Neutral Fund    December 17, 2013   December 31, 2015
 Invesco Balanced-Risk Allocation
 Fund/1/                                   May 29, 2009     February 28, 2015
 Invesco Balanced-Risk Commodity
 Strategy Fund/2/                       November 29, 2010   February 28, 2015
 Invesco China Fund                        July 1, 2007     February 28, 2015
 Invesco Developing Markets Fund           July 1, 2007     February 28, 2015
 Invesco Emerging Markets Equity Fund      May 11, 2011     February 28, 2015
 Invesco Emerging Market Local
 Currency Debt Fund                       June 14, 2010     February 28, 2015
 Invesco Endeavor Fund                     July 1, 2007     February 28, 2015
 Invesco Global Health Care Fund           July 1, 2007     February 28, 2015
 Invesco Global Infrastructure Fund        May 2, 2014        May 31, 2015
 Invesco Global Market Neutral Fund     December 17, 2013   December 31, 2015
 Invesco Global Markets Strategy
 Fund/3/                                September 25, 2012  February 28, 2015
 Invesco Global Targeted Returns
 Fund/4/                                December 17, 2013   December 31, 2015
 Invesco International Total Return
 Fund                                      July 1, 2007     February 28, 2015
 Invesco Long/Short Equity Fund         December 17, 2013   December 31, 2015
 Invesco Low Volatility Emerging
 Markets Fund                           December 17, 2013   December 31, 2015
 Invesco Macro International Equity
 Fund                                   December 17, 2013   December 31, 2015
 Invesco Macro Long/Short Fund          December 17, 2013   December 31, 2015
 Invesco Pacific Growth Fund            February 12, 2010   February 28, 2015
 Invesco Premium Income Fund            December 13, 2011   February 28, 2015
 Invesco Select Companies Fund             July 1, 2007     February 28, 2015
 Invesco Strategic Income Fund             May 2, 2014        May 31, 2015

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                     EFFECTIVE DATE     COMMITTED UNTIL
 ----                                   ------------------- ------------------
 Invesco Corporate Bond Fund            February 12, 2010     June 30, 2014
 Invesco Global Real Estate Fund           July 1, 2007       June 30, 2014
 Invesco High Yield Fund                   July 1, 2007       June 30, 2014
 Invesco Limited Maturity Treasury Fund    July 1, 2007       June 30, 2014
 Invesco Money Market Fund                 July 1, 2007       June 30, 2014
 Invesco Real Estate Fund                  July 1, 2007       June 30, 2014
 Invesco Short Term Bond Fund              July 1, 2007       June 30, 2014
 Invesco U.S. Government Fund              July 1, 2007       June 30, 2014
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                                                             SUB-ITEM 77Q(1)(E)

                   AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco American Value Fund                 February 12, 2010  June 30, 2014
Invesco Comstock Fund                       February 12, 2010  June 30, 2014
Invesco Energy Fund                           July 1, 2007     June 30, 2014
Invesco Dividend Income Fund                  July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund           July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                 February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                February 12, 2010  June 30, 2014
Invesco Technology Fund                       July 1, 2007     June 30, 2014
Invesco Technology Sector Fund              February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund            February 12, 2010  June 30, 2014

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco High Yield Municipal Fund           February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income
Fund                                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund               February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund       February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund            July 1, 2007     June 30, 2014

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco V.I. American Franchise Fund        February 12, 2010  April 30, 2015
Invesco V.I. American Value Fund            February 12, 2010  April 30, 2015
Invesco V.I. Balanced-Risk Allocation
Fund/5/                                     December 22, 2010  April 30, 2015
Invesco V.I. Comstock Fund                  February 12, 2010  April 30, 2015
Invesco V.I. Core Equity Fund                 July 1, 2007     April 30, 2015
Invesco V.I. Diversified Dividend Fund      February 12, 2010  April 30, 2015
Invesco V.I. Diversified Income Fund          July 1, 2007     April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010  April 30, 2015
Invesco V.I. Equity and Income Fund         February 12, 2010  April 30, 2015
Invesco V.I. Global Core Equity Fund        February 12, 2010  April 30, 2015
Invesco V.I. Global Health Care Fund          July 1, 2007     April 30, 2015
Invesco V.I. Global Real Estate Fund          July 1, 2007     April 30, 2015
Invesco V.I. Government Securities Fund       July 1, 2007     April 30, 2015
Invesco V.I. Growth and Income Fund         February 12, 2010  April 30, 2015
Invesco V.I. High Yield Fund                  July 1, 2007     April 30, 2015
Invesco V.I. International Growth Fund        July 1, 2007     April 30, 2015
Invesco V.I. Mid Cap Core Equity Fund         July 1, 2007     April 30, 2015
Invesco V.I. Mid Cap Growth Fund            February 12, 2010  April 30, 2015
Invesco V.I. Money Market Fund                July 1, 2007     April 30, 2015
Invesco V.I. S&P 500 Index Fund             February 12, 2010  April 30, 2015
Invesco V.I. Small Cap Equity Fund            July 1, 2007     April 30, 2015
Invesco V.I. Technology Fund                  July 1, 2007     April 30, 2015
Invesco V.I. Managed Volatility Fund          July 1, 2007     April 30, 2015
Invesco V.I. Value Opportunities Fund         July 1, 2007     April 30, 2015

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

  FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
  ----                                   ----------------- ------------------
  Invesco Balanced-Risk Aggressive
  Allocation Fund                        January 16, 2013  February 28, 2015

                               CLOSED-END FUNDS

  FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
  ----                                   ----------------- ------------------
  Invesco Municipal Income
  Opportunities Trust                      June 1, 2010      June 30, 2014
  Invesco Quality Municipal Income Trust   June 1, 2010      June 30, 2014
  Invesco Value Municipal Income Trust     June 1, 2010      June 30, 2014

                                                               SUB-ITEM 77Q1(E)

                                AMENDMENT NO. 7
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 15, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., (the "Adviser"), on behalf of AIM Sector Funds (Invesco Sector Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to remove Invesco Leisure Fund;

   NOW, THEREFORE, the parties agree that;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

             Invesco Energy Fund
             Invesco Gold & Precious Metals Fund
             Invesco Technology Fund
             Invesco Dividend Income Fund
             Invesco Technology Sector Fund
             Invesco American Value Fund
             Invesco Comstock Fund
             Invesco Mid Cap Growth Fund
             Invesco Small Cap Value Fund
             Invesco Value Opportunities Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                                  ------------------------------
                                          Title:  Senior Vice President
                                                  ------------------------------

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                                  ------------------------------
                                          Title:  SVP, Funds & CFO
                                                  ------------------------------
                                          By:     David C. Warren
                                                  ------------------------------
                                          Name:   /s/ David C. Warren
                                                  ------------------------------
                                          Title:  EVP & CFO
                                                  ------------------------------

                                     INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                     Sub-Adviser

                                     By:     /s/ C. Puschmann  /s/ Leif Baumann
                                             -----------------------------------
                                     Name:   C. Puschmann      Leif Baumann
                                             -----------------------------------
                                     Title:  Managing Director  Procurist
                                             -----------------------------------

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. Mcloughlin
                                                  ------------------------------
                                          Name:   M. Mcloughlin
                                                  ------------------------------
                                          Title:  Director
                                                  ------------------------------

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                                  ------------------------------
                                          Title:  Managing Director
                                                  ------------------------------

                                          INVESCO AUSTRALIA LIMITED

                                          Sub-Adviser

                                          By:     /s/ Nick Burrell
                                                  ------------------------------
                                          Name:   Nick Burrell
                                                  ------------------------------
                                          Title:  Company Secretary
                                                  ------------------------------

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee  /s/ Gracie Liu
                                                  ------------------------------
                                          Name:   Fanny Lee  Gracie Liu
                                                  ------------------------------
                                          Title:  Director  Director
                                                  ------------------------------

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                                  ------------------------------
                                          Title:  Secretary & General Counsel
                                                  ------------------------------